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                                                                    Exhibit 10.5



STATE OF ALABAMA

COUNTY OF MADISON


                                 LEASE AGREEMENT
                                 ---------------

         THIS LEASE AGREEMENT (this "LEASE") made and entered into on this 26TH day of March, 2001, by and between RESEARCH PARK/GE TENANCY IN COMMON hereinafter referred to as "LESSOR," and PEI ELECTRONICS, INC., hereinafter referred to as "LESSEE".

                              W I T N E S S E T H :

         WHEREAS, Lessor and Lessee desire to enter into a lease agreement with regard to a portion of the property located at 110 Wynn Drive, Huntsville, Alabama.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is agreed as follows:

         1. DEMISED PREMISES: Lessor does hereby lease unto Lessee approximately 192,485 square feet of space located in buildings located at 110 Wynn Drive, Huntsville, Alabama, which leased space is more particularly shown on the plan attached hereto and identified as EXHIBIT "A", which lease space shall hereinafter be referred to as the "Demised Premises". The Demised Premises are located on real property in Huntsville, Alabama, more particularly described on EXHIBIT "B" attached hereto (the "Property").

         2. TERM: The term of this lease shall begin on May 1, 2001, or when Lessor begins $600,000 of tenant improvements, and shall end seven years after effective date of lease.

         3. CONTINGENCY: This Lease and the obligations of the parties hereunder is expressly contingent upon the following events (the "Contingency"):

         a. Lessor presenting to Lessee a contract, on or before May 1, 2001, acceptable to Lessee in its discretion, for the purchase of either (i) the BellSouth property located immediately to the west of the Demised Premises, (ii) or the Redstone Federal Credit Union Property located immediately north of the BellSouth Property, (iii) or the M&M Securities property located immediately south of the PEI Electronics property.

         In the event Contingency is not satisfied by May 1, 2001, PEI Electronics has an option to terminate the lease, extend the period to obtain a contract, or remove Contingency.

         4. TITLE AND POSSESSION: Lessor covenants that it has good title to the Demised Premises, subject, however, to easements of record; zoning regulations of the City of Huntsville as such may apply to the Demised Premises; outstanding Mortgages to New England

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Life Insurance Company, and restrictive covenants set forth in the deed from the
University of Alabama Huntsville Foundation, which deed is recorded in Deed Book 387, page 243, Probate Records of Madison County, Alabama, and other restrictions of record.

         Lessor further covenants to keep the Lessee in the quiet possession of the premises during the aforesaid term, provided Lessee shall comply with all of the provisions of this lease.

         5A. USE OF PREMISES: Except as otherwise provided in the Lease, Lessee shall have the right to use the Demised Premises for any and all lawful purposes; subject, however, to the zoning regulations and restrictive covenants hereinabove referred to in the next preceding paragraph.

         Lessee shall fully and promptly comply with the valid requirements of public authorities regarding the manner of the conduct of the Lessee's business on the Demised Premises, and Lessee agrees that it shall not maintain a nuisance on such premises.

         5B. LESSEE RESTRICTIONS:

         (a) Lessee shall not use or permit the use of the Premises, including, without limitation, the groundwater on or under the Premises, in violation of any federal, state or local laws, ordinances or regulations, now or hereafter in effect, relating to environmental matters, industrial hygiene, occupational health or hazardous materials (hereafter "Environmental Laws"). Lessee shall not install or use on, under or about the premises any underground storage tanks or dispose of any waste materials on, under or about the Premises. Lessee shall not use the Premises for the importation, storage (longer than 90 days), manufacture, refining, production or treatment of hazardous substances, hazardous materials, hazardous waste, oil (or any fraction thereof), or toxic substances as defined in any federal, state or local laws, ordinances or regulations now or hereafter in effect (collectively "Hazardous Substances"). Lessee agrees not to introduce any significant (meaning in excess of any local, state or federal standard) amount of hazardous substances onto the Demised Premises without the express written consent of the Lessor. Lessee shall only handle, store or use Hazardous Substances in the minimum quantities practicable for its operations. The foregoing restrictions shall not in any way be construed to limit or affect Lessee's obligation under this Lease to comply with applicable law or indemnify Lessor against any harm or damage caused by such substances.

         (b) No spill, deposit, emission, leakage or other release of Hazardous Substance into the soils, groundwater, surface waters, buildings or structures shall be deemed "ordinary wear and tear", and Lessee shall be responsible to promptly and, to the extent required by applicable law, cleanup any such release as shall occur at the Premises during the term of the Lease and shall surrender the Premises free of any significant (meaning in excess of amounts allowed by applicable law) contamination or damage caused by such occurrences during the term of this Lease. Lessee further covenants that Lessee will be responsible for the cost of any environmental contamination including but not limited to inspection by reputable firms, any cleanup or other procedures to eradicate hazardous materials and any follow up inspection by qualified firms.

         (c) Lessee shall immediately advise Lessor in writing of:


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                  i) any and all enforcement, cleanup, removal, mitigation or other governmental or regulatory actions instituted or threatened pursuant to any Environmental Laws affecting the Premises;

                  ii) any and all claims made or threatened by any third party relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Substances allegedly arising from the Premises;

                  iii) Lessee's discovery of any occurrence or condition on the Premises which could subject the premises to any liabilities or any restriction on ownership, occupancy, transferability or use of the Premises under the Environmental Laws.

         (d) Lessee shall permit Lessor and his agents to enter into and upon the Premises, without notice, at all reasonable times for the purpose of inspecting the Premises and all activities thereon, including without limitation, activities related to Hazardous Substances.

         5C. LESSOR WARRANTY:

         Lessor agrees to indemnify and hold harmless Lessee from any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses, including reasonable litigation expenses, whether arising during or after the term of this lease, relating to any Hazardous Substance not introduced into or used on the premises by Lessee (whether before or during the term of this Lease) or, to the extent Lessee can otherwise show, any Hazardous Substance which does not result from Lessee's lease or use of the Premises. Lessee agrees to provide prompt notice of any such claim to Lessor and to tender the defense, at Lessor's sole option, of any such claim to Lessor.

         6. RENTAL:

         A. INITIAL TERM: Lessee covenants and agrees to pay Lessor as rent for the Demised Premises the sum of One Hundred Twenty Thousand Three Hundred Three and 13/100 ($120,303.13) dollars per month payable in advance on or before the first (1st) day of each calendar month, with the first such payment due and payable May 1, 2001 and a like payment on the first day of each month thereafter through April 1, 2008. Rent shall increase each Lease Year by one and one half percent (1.5%) over the rent for the then ending Lease Year. As used herein, "Lease Year" shall mean each twelve (12) month period beginning on May l and ending on the following April 30.

         B. OPTION FOR ADDITIONAL TERM: The Lessor hereby grants to the Lessee one (1) option for five (5) years to renew this Lease under the same terms and conditions as herein set forth and at the rental rate set forth in Paragraph 6A. above (the "OPTION").

         In order to exercise the Option, the Lessee shall give the Lessor notice in writing of its election to exercise the Option at least nine (9) months prior to the termination of the initial term of this Lease.

         7. TENANT IMPROVEMENTS: Lessor shall provide $600,000 (the "Allowance") to be used for such tenant improvements to the Premises as set out more particularly on EXHIBIT


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C attached hereto and incorporated herein by reference (the "Improvements").
Lessor shall complete the Improvements on or before June, 2001. In the event the total cost of the Improvements exceeds the Allowance, Lessee shall pay for such overage. In addition, Lessor shall provide furniture systems for the Premises in an amount not to exceed $275,000 (the "Furniture Systems"), such systems to be reasonably satisfactory to the Lessee. The Furniture Systems shall become the property of PEI Electronics at the expiration of the Lease. A list of the Furniture Systems to be provided is attached hereto as EXHIBIT D.

         8. ENTRY BY LESSOR: Lessor, through its agents or representatives, reserves the right to inspect said premises from time to time and to make repairs that Lessor deems necessary, provided such inspections and repairs will in no way curtail or affect the operations of Lessee, and Lessor agrees to subject itself and its agents and representatives to those reasonable measures deemed necessary to Lessee to protect its security. Lessor and Lessor shall have the further right to show the Demised Premises to prospective lenders, tenants, and purchasers, at any time during business hours, with 24 hour notice to Lessee.

         9. UTILITIES AND SERVICES: Lessee shall pay, when due, all bills for gas, water, sewer service, electricity, power, and any and all other utility services used on or furnished to the Demised Premises.

         10. SIGN: Lessee shall have the right to place a sign, identifying its business, at a location to be agreed upon by the Lessor, provided said sign does no damage to the building or improvements on the premises. The design of such sign and its location, must be approved by the Lessor, which approval shall not be unreasonably withheld.

         11. DAMAGE OR LOSS OF PROPERTY: Lessor shall not be liable for the loss of any property of the Lessee from the Demised Premises or for any damage to any property of Lessee, however occurring.

         12. INDEMNIFICATION BY LESSEE: Lessor shall not be liable to Lessee or Lessee's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to persons or damage to property on or about the Demised Premises, resulting from and/or caused by the negligence or misconduct of Lessee, its agents, servants or employees, or any other persons entering upon the Demised Premises, or caused by the buildings or improvements located on the real estate on which the Demised Premises are located becoming out of repair, or caused by any prior or future leakage of gas, oil, hazardous substances, water or steam, or by electricity emanating from the real estate or due to any cause whatsoever, and Lessee hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the Lessor and Lessor's agents and employees from any loss, liability, claims, suits, costs, expenses, including, without limitation attorneys' fees and damages, both real and alleged, arising out of any such damage or injury; except injury to persons or damage to property, the sole cause of which is the negligence of the Lessor or the failure of the Lessor to repair any part of the Demised Premises which Lessor is obligated to repair and maintain hereunder within a reasonable time after the receipt of written notice from Lessee of needed repairs. Lessee shall procure and maintain through the term of this sublease a policy or policies of insurance, at its sole cost and expense, insuring against all claims, demands, or actions arising out of or in connection with: (i) Demised Premises; (ii) the condition of the Demised Premises; (iii) Lessee's


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operations in and maintenance and use of the Demised Premises; and (iv) Lessee's
ability or policies to be in the amount of not less than $3,000,000 per occurrence in respect to injury to persons (including death) and in the amount of not less than $1,000,000 per occurrence in respect of property damage or destruction, including loss of use thereof All such policies shall be procured by Lessee from responsible insurance companies. Certificate of Insurance evidencing such coverage shall be delivered to Lessor prior to the commencement date of this Lease. Not less than fifteen days prior to the expiration date of any such policy, Certificates of Insurance evidencing renewal of insurance policies for such coverage shall be delivered to Lessor. Such Certificates of Insurance shall further provide that not less than thirty days' written notice shall be given to Lessor before such policy may be canceled or changed to reduce insurance provided thereby.

         13. AD-VALOREM TAXES: Lessor shall pay all ad valorem taxes and special assessment taxes assessed or charged against or upon the Demised Premises, including taxes and assessments on or against the land and building, but Lessee shall pay such taxes or assessments against its personal property located in the leased building.

         Notwithstanding anything herein to the contrary, if the Demised Premises cannot be maintained as a "Project" as that term is defined in Code of Alabama, 1975, Sections 11-54-80, et seq., then Lessee shall be obligated to pay to the Lessor on December 31 of every year during the term hereof an amount of money equal to the ad valorem taxes payable for the Demised Premises for said year.

         14. FIRE INSURANCE ON CONTENTS: Lessee agrees that it will carry fire insurance with extended coverage on the contents of personal property to be located within the Demised Premises.

         15. FIRE AND CASUALTY DAMAGE:

         A. Lessor agrees, at its expense, to maintain insurance covering the building in an amount not less than eighty percent (80%) (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the replacement cost thereof, insuring against the perils of Fire, Lightning, Extending Coverage, Endorsement to insure against all other Risks of Direct Physical Loss, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the State of Alabama for use by insurance companies admitted in Alabama for the writing of such insurance of risks located without such State. Subject to the provisions of subparagraph B and D below, such insurance shall be for the sole benefit of Lessor and under its sole control.

         B. If the building should be damaged by fire, tornado, or other casualty, Lessee shall give immediate written notice thereof to Lessor.

         C. If the building should be destroyed by fire, tornado, or other casualty, or if it should be so damaged thereby that rebuilding or repairs cannot in Lessor's estimation be completed with two hundred (200) days after the date upon which Lessor is notified by Lessee of


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such damage, this sublease shall terminate and the rent shall be abated during the unexpired portion of this sublease, effective upon the date of the occurrence of such damage.

         D. If the building should be damaged by any peril covered by the insurance to be provided by Lessor under subparagraph A above, but only to such extent that rebuilding or repairs can in Lessor's estimation be completed within two hundred (200) days after the date upon which Lessor is notified by Lessee of such damage, this Lease shall not terminate, and Lessor shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair the Building to substantially the condition in which it existed prior to such damage; except that Lessor shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, or about the Demised Premises by Lessee. If the Demised Premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Lessor should fail to complete such repairs or rebuilding within two hundred (200) days after the date upon which Lessor is notified by Lessee of such damage, Lessee may at its option terminate this Lease by delivering written notice of termination to Lessor as Lessee's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate.

         E. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed or trust covering the Demised Premises requires that the insurance proceeds be applied to such indebtedness, then Lessor shall have the right to terminate this Lease by delivering written notice of termination to Lessee within fifteen (15) days after such requirements are made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

         F. Anything in this Lease to the contrary notwithstanding, Lessor and Lessee hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Demised Premises, improvements to the building, or personal property (building contents within the building) by reason of fire or the elements regardless of cause or origin, including negligence of Lessor or Lessee and their agents, officers and employees. Because this subparagraph will preclude the assignment of any claim mentioned in it by way of subrogation (or otherwise) to an insurance company (or any other person), each party to this lease and subsequent Lease agrees immediately to give each insurance company which has issued to it policies of fire and extended coverage insurance, written notice of the terms of the mutual waivers contained in this subparagraph, and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers contained in this subparagraph.

         16. WAIVER OF SUBROGATION: Lessor shall not be liable for any damage to fixtures, equipment or other property of Lessee caused by fire or other insurable hazards, regardless of the nature or cause, and Lessee expressly releases Lessor from all liability for such damage. Lessee shall not be liable for any damage to the Demised Premises caused by fire or other insurable hazards or to any portion of such premises, regardless of the nature or cause of


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the fire or other hazards, and Lessor hereby expressly releases Lessee from all liability for such damage.

         17. ALTERATIONS: Lessee may make non-structural alterations to the Demised Premises at its expense, except that written approval must first be obtained from Lessor, which approval will not be unreasonably withheld. All alterations must be approved by the Inspection Department of the City of Huntsville and shall become a part of the Demised Premises and be the property of Lessor, unless otherwise agreed to in writing by Lessor prior to the time that said alterations are made. Lessee agrees to remove the non-structural alterations at the request of the Lessor.

         Lessor shall have the right, but not the obligation, to make such alterations and modifications to the building or buildings in which the Demised Premises are located, and/or all common areas surrounding the same, as Lessor may elect, consistent with sound engineering and aesthetic landscaping principles.

         18. CONDEMNATION: Should the entire Demised Premises, or such portion of the Demised Premises as would substantially interfere with the operation of the business of the Lessee, be taken by the public authority under the power of eminent domain, or like power, and should the parties hereto fail to agree upon a new rental basis for the remaining portion, then this Lease shall terminate effective as of the date possession thereof shall be required to be delivered pursuant to the final order, or judgment or decree entered in the proceedings in exercise of such power. All damages awarded for the taking of said premises or any part thereof, shall be payable in the full amount thereof to and the name shall be the property of the Lessor, including, but not limited to, any sum paid or payable as compensation for loss of value of the leasehold, and Lessee shall be entitled only to that portion of the award expressly stated to have been made to it for a loss of business and the loss of value and cost of removal or stock, equipment and furniture owned and removable by the Lessee without damaging the building.

         19. ASSIGNMENT OR SUBLETTING: Lessee shall have the right to assign or sublease all or any part of the premises with the written approval of Lessor, which approval will not be unreasonably withheld.

         20. DEFAULT: In the event Lessee fails to pay any installment of rental as it becomes due, Lessor may, after first giving ten (10) days' notice in writing to Lessee of such default, terminate this lease and re-enter the leased premises by summary proceedings or otherwise expelling Lessee and removing all property therefrom.

         With respect to any other violation or breach of this agreement other than the payment of rental, Lessor shall give to Lessee thirty (30) days' notice in writing of such violation or breach and upon the failure of Lessee to correct such violation before the expiration of such thirty (30) days, Lessor shall have the right of termination and re-entry as hereinabove provided.

         In the event Lessee files a voluntary petition in bankruptcy or has an involuntary petition in bankruptcy filed against it and the petition is not dismissed within thirty (30) days after the filing thereof, or if Lessee becomes a debtor in any plan or reorganization as allowed by the laws of the United States or federal court, or if Lessee makes an assignment for the benefit of


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creditors, then, in any one of such events, Lessor may, at its option, declare the term of this Lease at an end and in any one of such events above named, Lessee shall thereafter have no right of possession or interest in or to the leased premises.

         In the event of the employment of an attorney by Lessor on account of the violation of, or breach of, or in an endeavor to enforce any of the terms, provisions, or conditions of this Lease, and Lessor prevails, Lessee agrees to pay to Lessor a reasonable attorney's fee for the services of said attorney.

         21. REMEDIES:

         A. Upon the occurrence of any of such events of default described in Paragraph 20 hereof, Lessor shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

         (i) To terminate this Lease, in which event Lessee shall immediately surrender the Demised Premises to Lessor and if Lessee fails to do so, Lessor may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Demised Premises and expel or remove Lessee and any other person who may be occupying the Demised Premises or any part thereof, without being liable for prosecution of any claim of damages therefore,

         (ii) Enter upon the Demised Premises, without being liable for prosecution of any claim for damages therefore, and do whatever Lessee is obligated to do under the terms of this Lease; and Lessee agrees to reimburse Lessor on demand for any expenses which Lessor may incur in thus effecting compliance with Lessee's obligation under this Lease, and Lessee further agrees that Lessor shall not be liable for any damages resulting to the Lessee from such action, whether caused by the negligence of Lessor or otherwise;

         B. In the event Lessor may elect to regain possession of the Demised Premises by a forcible detainer proceeding, Lessee hereby specifically waives any statutory notice which may be required prior to such proceeding, and agrees that Lessor's execution of this Lease is, in part, consideration of this waiver.

         C. Exercise by Lessor of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Demised Premises by Lessee, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Lessor and Lessee. No removal or other exercise of dominion by Lessor over the property of Lessee or others at the Demised Premises shall be deemed unauthorized or constitute a conversion, Lessee hereby consenting, after any event of default, to the aforesaid exercise of dominion over Lessee's property within the Demised Premises. All claims for damages by reason of such re-entry and/or repossession and/or alteration of locks or other security devises are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process. Lessee agrees that any reentry by Lessor may be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity of any legal proceedings, as Lessor may elect, and Lessor shall not be liable in trespass or otherwise.



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         D. In the event Lessor elects to terminate the Lease by reason of any event of default, the notwithstanding such termination, Lessee shall be liable for and shall pay to Lessor, at the address specified for notice to Lessor herein, the sum of all rental and other indebtedness accrued to date of such termination, plus, as damages, an amount equal to the greater of (i) the total rental hereunder for the remaining portion of the Lease term (had such term not been terminated by Lessor prior to the date of expiration stated in Paragraph
2), and (ii) the then present value of the then fair rental value of the Demised Premises for such period.

         E. In the event that Lessor elects to repossess the Demised Premises without terminating this Lease, or in the event Lessor elects to terminate this Lease, then Lessee, at Lessor's option, shall be liable for and shall pay to Lessor, at the address specified for notice to Lessor herein, all rental and other indebtedness accrued to the date of such repossession, plus rental required to be paid by Lessee to Lessor during the remainder of this Lease term until the date of expiration of the term, as stated in Paragraph 2, diminished by any net sum thereafter received by Lessor through reletting the Demised Premises during said period (after deducting expenses incurred by Lessor as provided in subparagraph F below). In no event shall Lessee be entitled to any excess of any rental obtained by reletting over and above the rental herein reserved. Actions to collect amounts due by Lessee to Lessor under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Lessor's waiting until expiration of the Lease term.

         F. In case of any event of default or breach of Lease, or threatened or anticipatory breach or default, Lessee shall also be liable for and shall pay to Lessor, at the address specified for notice to Lessor herein, in addition to any sum provided to be paid above, brokers' fees incurred by Lessor in connection with reletting the whole or any part of the Demised Premises; the costs of removing and storing Lessee's or other occupant's property; the costs of repairing, altering, remodeling or otherwise putting the Demised Premises into condition acceptable to a new tenant or tenants; and all reasonable expense incurred by Lessor in enforcing or defending Lessor's rights and/or remedies including reasonable attorney's fee, whether suit is actually filed or not.

         G. In the event of termination or repossession of the Demised Premises for an event of default, Lessor shall not have any obligation to relet or to attempt to relet the Demised Premises, or any portion thereof, to collect rental after reletting; and in the event of reletting, Lessor may relet the whole or any portion thereof, or to collect rental after reletting; and in the event of reletting, Lessor may relet the whole or any portion of the Demised Premises for any period to any tenant and for any use and purpose.

         H. If Lessee should fail to make any payment or cure any default hereunder within the term herein permitted, Lessor, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Lessee (and enter the Demised Premises for such purpose), and thereupon Lessee shall be obligated to, and hereby agrees, to pay Lessor, upon demand, all costs, expenses, and disbursements (including reasonable attorney's fees) incurred by Lessor in taking such remedial action.



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         I. In the event of any default by Lessor, Lessee's exclusive remedy shall be an action for damages (Lessee hereby waiving the benefit of any laws granting it a lien upon the property of Lessor and/or upon rent due Lessor), but prior to any such action Lessee will give Lessor written notice specifying such default with particularity, and Lessor shall thereupon have thirty (30) days in which to cure any such default. Unless and until Lessor fails to so cure any default upon such notice, Lessee shall not have any remedy or cause of action by reason thereof. All obligations of Lessor hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Lessor only during the period of its possession of the Real Estate, and in the event of the transfer by such owner of its interest in the Real Estate, such transferor owner shall thereupon be released and discharged from all covenants and obligations of the Lessor thereafter accruing, but such covenants and obligation shall be binding during the lease term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision of this lease, Lessee agrees to look solely to the equity or interest then owned by Lessor in the Real Estate and in no event shall any deficiency judgment or any money judgment of any kind be sought or obtained against any party Lessor for breach of any of the covenants of Lessor hereunder or for any of the indemnifications by Lessor arising under this Lease.

         22. PARKING: Lessor will provide parking spaces for Lessee in the parking lots as provided in Exhibit C attached hereto. These parking spaces will be exclusively for the use of the Lessee, its agents, employees, customers, and invitees.

         23. MAINTENANCE AND REPAIRS: Lessee shall maintain, in good condition, all mechanical equipment attached to the Demised Premises; provided, however, that Lessor shall at its expense repair or replace all heating, air-conditioning or water cooling units (including compressors and combustion chambers) and cafeteria equipment which, although properly maintained, have failed because of age or other faults not caused by the Lessor; and further provided that if such units are not properly maintained or are otherwised damaged by Lessee or its agents or employees, such repair or replacement shall be the responsibility of the Lessee, at its expense.

         Lessee shall be responsible, at its expense, for all lawn maintenance for the Demised Premises and the Property.

         Lessor shall maintain and repair, at its expense, the exterior roof of the Demised Premises.

         Lessee agrees to provide all other maintenance and repairs not herein specifically mentioned.

         Lessee agrees at the time of vacating the Demised Premises to return the Demised Premises to the Lessor in the same good condition as when they first occupied the Demised Premises at the commencement of the lease term.

         24. JANITORIAL SERVICES: Lessee shall provide at its expense all janitorial services to the Demised Premises.



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         25. MORTGAGES: Lessee accepts this Lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or any time hereafter constituting a lien or charge upon the premises or the improvements situated thereon; provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Lessee's interest in this Lease superior to any such instrument, then by notice to Lessee from such mortgagee, trustee or holder, this sublease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Lessee shall at any time hereafter, on demand, execute any instruments, releases, or other documents which may be required by any mortgage for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage.

         26. NOTICES: All notices to be given by either of the parties shall be given in writing and by depositing the same in the United States mail, postage prepaid, certified or registered, return receipt requested, and addressed to the parties at the following addresses:

         LESSOR:  Research Park/GE Tenancy in Common
                  P. O. Box 264
                  Huntsville, Alabama 35807
                  Attention:  Mr. Tyrone Samples

         LESSEE:  PEI Electronics, Inc.
                  110 Wynn Drive
                  Huntsville, Alabama 35806
                  Attention:  Mr. John Hudgens

         Should the address of the parties change, for the purpose hereof, such party shall give written notice to the other party of such new address.

         27. CAPTIONS: The captions or article headings are for easy reference only and are not intended in any way to amend, alter, modify, or affect the terms and conditions.

         28. SUCCESSORS AND ASSIGNS: All the terms, covenants, and conditions of this lease shall inure to the benefit of and be binding upon the successors and assigns of the parties hereof.

         29. RETAINED LEASEHOLD IMPROVEMENTS: EXHIBIT "D" attached hereto includes a list of leasehold improvements which the Lessor and Lessee have agreed will be retained in the building for the term of this Lease.

         30. ENTIRE AGREEMENT: This Lease, together with exhibits and attachments herein referenced, constitutes the entire agreement between the parties and no modification shall be effective unless set forth in an instrument in writing, executed by the parties hereto, or their respective successors in interest. Time is of the essence for all matters pertaining to this Lease.

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed as of the date first above written.


                                            LESSOR:
                                            ------

WITNESS:                                    RESEARCH PARK/GE TENANCY IN
                                            COMMON


                                            By:
----------------------------------             ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------


/S/ Joyce Minard                            By: /S/ Tyrone Samples
------------------------------------           ---------------------------------

                                            Name: Tyrone Samples
                                                 -------------------------------

                                            Title: Manager
                                                  ------------------------------


                                            LESSEE:
                                            -------

ATTEST:                                     PEI ELECTRONICS, INC.


By: /S/ Steven G. Ackerman                  By: /S/ James L. Belcher
   --------------------------------            ---------------------------------

Name: Steven G. Ackerman                    Name: James L. Belcher
     -------------------------------             -------------------------------

Title: Vice President, Finance              Title:  President
      --------------------------                  ------------------------------

STATE OF ALABAMA  )
         -------

COUNTY OF MADISON )
          -------

         I, the undersigned Notary Public in and for said County in said State, hereby certify that JAMES BELCHER, whose name as PRESIDENT of PEI ELECTRONICS, INC., a corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of such instrument, (s)he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand this the 26TH day of March, 2001.

                                            /S/ Bonita D. Smith
                                            ------------------------------------
                                            Notary Public
[NOTARIAL SEAL]                             My commission expires: 12/20/2002
                                                                  --------------


STATE OF ALABAMA    )

COUNTY OF MADISON   )

         I, the undersigned Notary Public in and for said County in said State, hereby certify that TYRONE SAMPLES, whose name as MANAGER of RESEARCH PARK/GE TENANCY IN COMMON, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of such instrument, he, as such tenant and with full authority, executed the same voluntarily for and as the act of said tenancy in common.

         Given under my hand this the 26TH day of March, 2001.

                                                  /S/ Joyce Minard
                                                  ------------------------------
                                                  Notary Public

[NOTARIAL SEAL]                                   My commission expires: 6/17/03
                                                                        --------

                       FIRST AMENDMENT TO LEASE AGREEMENT
                       ----------------------------------

         THIS FIRST AMENDMENT TO LEASE AGREEMENT (this "Amendment") is made and entered effective as of the 10th day of May, 2001 by and between RESEARCH PARK/GE TENANCY IN COMMON (hereinafter "Lessor") and PEI ELECTRONICS, INC. (hereinafter "Lessee").

                              W I T N E S S E T H :
                              ---------------------

         WHEREAS, on or about March 26, 2001, the parties entered into that certain Lease Agreement (the "Lease") whereby Lessee leased from Lessor approximately 192,485 square feet of the property and improvements described on Exhibit A to the Lease and defined in the Lease as the Premises; and

         WHEREAS, the Lease contained a contingency that has now been satisfied; and

         WHEREAS, the parties desire to amend the Lease in order to remove such contingency, all as more particularly set out herein.

         NOW, THEREFORE, for and in consideration of the sum of ten dollars ($10.00), plus other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

         1. Unless otherwise defined herein, all capitalized terms shall have the meaning as set forth in the Lease. As used herein, "Lease" shall mean the Lease as amended by this Amendment.

         2. Section 3(a) of the Lease is hereby deleted in its entirety from the Lease, the parties hereby acknowledging that such contingency has been fully satisfied and is no longer in effect, and Lessee agrees that it shall have no right to terminate the Lease based on the matters set out in such Section of the Lease.

         3. Except as amended hereby, all remaining terms and conditions of the Lease shall remain in full force and effect and shall be unchanged hereby.

         4. Each party acknowledges and agrees that the Lease is in full force and effect, that rent has been paid current through the date hereof and that as of the date hereof neither party has any claim against the other arising out of or in connection with the Lease or the failure of a party to perform any obligation it may have under the Lease.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals effective as of the 10th day of May, 2001.

                                       LESSEE:
                                       -------

ATTEST:                                PEI ELECTRONICS, INC.

By: /S/ Steven G. Ackerman             By: /s/ James L. Belcher
   -------------------------------        --------------------------------------
    Its: VP Finance                        Its: President
        --------------------------             ---------------------------------

                                       LESSOR:
                                       -------

WITNESS:                               PROGRESS CENTER TENANCY IN COMMON


 /s/ Joyce Minard                      By: /s/ Tyrone Samples
----------------------------------        --------------------------------------
                                          Tyrone Samples, its authorized owner


STATE OF ALABAMA           )

COUNTY OF MADISON          )

         I, the undersigned Notary Public in and for said County in said State, hereby certify that TYRONE SAMPLES, whose name as one of the owners of RESEARCH PARK/GE TENANCY IN COMMON is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of such instrument, he, as such owner and with full authority, executed the same voluntarily.

         Given under my hand this the 14TH day of May, 2001.

                                        /s/ Joyce Minard
                                       -----------------------------------------
                                       Notary Public
                                       My commission expires: 6/17/03
                                                             -------------------

[NOTARIAL SEAL]

STATE OF ALABAMA           )
         -------

COUNTY OF MADISON          )
          -------

         I, the undersigned Notary Public in and for said County in said State, hereby certify that JAMES L. BELCHER, whose name as PRESIDENT of PEI ELECTRONICS, INC., a corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand this the 15TH day of May, 2001.

                                        /s/ Bonita D. Smith
                                       -----------------------------------------
                                       Notary Public
                                       My commission expires: DEC. 30, 2002
                                                             -------------------